UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: April 18, 2006

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X-RITE, INCORPORATED

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Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 44th Street S.W.

Grandville, Michigan 49418

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code:

(616) 534-7663

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2006 and effective as of that date, the Board of Directors of X-Rite, Incorporated (the “Company”) amended Article III, Section 2 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide that annual meetings of shareholders will be held on such date and at such time and place as may be fixed from year to year by the Board of Directors. Prior to the amendment, the Bylaws required that annual meetings of shareholders be held on a date prior to June 1 of each year selected by the Board of Directors.

Article III, Section 2 of the Bylaws, as amended by the Board of Directors, is included as Exhibit 3.1 to this Current Report on Form 8-K. A complete copy of the Bylaws, as amended, will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 1, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Article III, Section 2 of the Amended and Restated Bylaws of X-Rite, Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: April 24, 2006	X-RITE, INCORPORATED By: /s/ Mary E. Chowning Mary E. Chowning Chief Financial Officer